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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Hayes Corporation on Form S-8 of our report dated August 29, 1997 (November 12, 1997 as to Note 11), appearing in Amendment No. 3 to the Registration Statement on Form S-4 (Registration Statement No. 333-37993) of Access Beyond, Inc. for the year ended July 31, 1997.


                                                      /s/ DELOITTE & TOUCHE LLP

Washington,DC
January 21, 1998